        Ex 99.1

Newsmax Announces First Quarter 2025 Financial Results
Company Reports Revenues of $45.3 million, an 11.6% Increase Year-Over-Year, In First Earnings Report as a Public Company
Newsmax Remains the 4th Highest-Rated Cable News Channel
With Over 33 Million Quarterly Viewers
BOCA RATON, FL – May 15, 2025 – Newsmax Inc. (NYSE: NMAX) (“Newsmax” or the “Company”) today announced its financial results for the first quarter ended March 31, 2025.
Management Commentary
“We are thrilled to share our first earnings results as a publicly traded company since we listed on the New York Stock Exchange in March,” commented Christopher Ruddy, CEO of Newsmax Inc. "This milestone marks the beginning of an exciting new chapter for us as a public company. I want to sincerely thank everyone who participated in both our private raise and IPO — your support made this achievement possible."
Ruddy continued, “Newsmax has grown into the fourth highest-rated cable news channel reaching 60 million homes through our main Newsmax channel, our free streaming channel Newsmax2, the Newsmax App and its streaming service Newsmax+, our website Newsmax.com and our publications such as Newsmax Magazine. Newsmax now reaches 20 million combined social media followers through our various accounts, with the best per-follower engagement rate in TV news. Our growth is due in part to our continued mission of providing those Americans with balanced coverage, diverse viewpoints and open debates on the issues they care about.”

“So far in 2025, we are proud to report impressive financial performance, driven by the strength of our brand, audience engagement and our ongoing commitment to independent, values-driven journalism. Our strong relationships with distributors and advertisers, such as our recently announced multi-year agreement with Hulu + Live TV, our broadcasting agreement with the Dominican Republic's Supercanal and our distribution agreements with Cellcom Israel and Telecom Armenia, not only reinforce our position in key international markets but also ensure that our content reaches broader audiences across platforms."
“Looking ahead to the rest of 2025, we are well-positioned to continue growing our viewership, securing transformative distribution agreements, expanding our extensive content offerings and bringing onboard quality talent to deliver trusted news to the American people.”
First Quarter 2025 Business and Operational Highlights
•The first quarter 2025 Nielsen report ranked Newsmax highly across a number of metrics:
oNewsmax hit a recent record 33.6 million viewers watching the network in the first quarter of 2025, up 50% from the same period last year.
oNewsmax was the fifth highest-rated network in all of cable TV for total day.
oNewsmax remained the fourth highest-rated cable news channel in the U.S., ranking second in engagement (length-of-tune) for all dayparts ages 35-64.
•Newsmax also broke records in Q1 2025, and for all of 2024, becoming No. 1 for all U.S. news networks (broadcast and cable) for per-follower social interaction rate on Facebook, X and Instagram.
•Newsmax signed a multi-year extension with veteran news anchor and broadcaster Greta Van Susteren to host “The Record with Greta Van Susteren.”

First Quarter 2025 Financial Highlights
•Newsmax reported total quarterly revenues of $45.3 million for the three-month period ended March 31, 2025, representing an 11.6% year-over-year increase.
oAdvertising Revenues increased 13.5% year-over-year to $28.9 million driven by higher linear cable and satellite advertising due to higher Nielsen ratings which translated to higher rates.
oAffiliate Revenues increased 12.5% year-over-year to $7.4 million driven by new contractual relationships as well as rate increases that went into effect in 2025.
oSubscription Revenues increased 10.2% year-over-year to $7.0 million driven by an increase in Newsmax + subscribers.
oProduct Sales Revenues increased 9.1% year-over-year to $1.6 million driven by the new book releases of its Humanix subsidiary, including titles “Pay Zero Taxes”, “Turnaround” and “Plan Red”, offset slightly by lower nutraceutical sales.
•Newsmax reported a quarterly Net Loss of $(17.2) million as compared to a Net Loss of $(50.7) million reported in the prior year quarter. While operating expenses increased this quarter, including regulatory, compliance and reporting costs associated with public company requirements, there were significant legal and settlement expenses in the prior year quarter related to the Smartmatic legal settlement.
•Quarterly Adjusted EBITDA was $(1.2) million, a decrease of $4.4 million, or 136.5%, from the amount reported in the prior year quarter, primarily due to an increase in cost of revenues and general and administrative costs associated with the continued expansion of the business, costs associated with becoming a public company and costs associated with coverage of the inauguration of President Donald J. Trump on January 20, 2025.
•The Company ended the quarter with $126.7 million in Cash and Cash Equivalents, an increase of 426.8% from $24.1 million in December 31, 2024.

“We are pleased to report strong quarterly results, highlighted by increased viewer engagement across both linear and digital platforms, growth in advertising partnerships and the successful launch of new programming,” commented Darryle Burnham, Chief Financial Officer. “With enhanced access to capital from our pre-IPO and IPO raises, we are well-positioned to sustain our momentum. As we execute on our financial and strategic priorities, we remain focused on delivering long-term value to our shareholders.”
About Newsmax
Newsmax Inc. is listed on the NYSE (NMAX) and operates, through Newsmax Broadcasting LLC, one of the nation's leading news outlets, the Newsmax channel. The fourth highest-rated network is carried on all major cable and satellite systems. Newsmax's media properties reach more than 40 million Americans regularly through Newsmax TV, the Newsmax App, its popular website Newsmax.com, and publications such as Newsmax Magazine. Through its social media accounts, Newsmax reaches 20 million combined followers. Reuters Institute says Newsmax is one of the top U.S. news brands and Forbes has called Newsmax "a news powerhouse.”

For more information, please visit Investor Relations | Newsmax Media, Inc.

Investor Contacts

Newsmax Investor Relations
ir@newsmax.com

FORWARD-LOOKING STATEMENTS:

This communication contains forward-looking statements. From time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Forward-looking statements can be identified by those that are not historical in nature. The forward-looking statements discussed in this communication and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. The Company does not guarantee future results, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Forward-looking statements should not be relied upon as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this communication to conform our prior statements to actual results or revised expectations, and we do not intend to do so. Factors that may cause actual results to differ materially from current expectations include various factors beyond management's control, including but not limited to changes in domestic and global general economic and macro-economic conditions and the volatility of the price of Common Stock that may result from, among other things, comments by securities analysts or other third parties, including blogs, articles, message boards and social and other media, large shareholders exiting their position in our Common Stock, any negative public perception of us, sales of shares by Yorkville or other shares we previously registered for resale and/or uncertainties and factors set forth in the sections entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the twelve months ended December 31, 2024, the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2025, and other filings the Company makes with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Undue reliance should not be placed on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

USE AND DEFINITION OF NON-GAAP FINANCIAL MEASURES

This press release contains a financial measure that has not been prepared in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). This financial measure is Adjusted EBITDA.

Non-GAAP financial measures are used to supplement the financial information presented on a U.S. GAAP basis and should not be considered in isolation or as a substitute for the relevant U.S. GAAP measures and should be read in conjunction with information presented on a U.S. GAAP basis. Because not all companies use identical calculations, our presentation of Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA1 is defined as revenues less cost of revenues and general and administrative expenses and does not include depreciation and amortization, interest expense, net, impairment charges, unrealized gains (losses) on marketable securities, other corporate matters (consisting primarily of certain litigation expenses, and related fees, for specific legal proceedings that the Company has determined are infrequent and unusual in terms of their magnitude), other, net, and income tax expense.

1 The Company compensates for limitations of the adjusted EBITDA measure by prominently disclosing GAAP net income (loss), which the Company believes is the most directly comparable GAAP measure, and providing investors with a reconciliation from GAAP net income (loss) to adjusted EBITDA on page 12.

NEWSMAX INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$126,718,693	$24,052,887
Investments	89,801,763	58,310,955
Accounts receivable, net	28,924,345	28,265,721
Inventories, net	1,883,028	1,792,697
Prepaid expenses and other current assets	4,790,037	5,868,534
Total current assets	252,117,866	118,290,794

Property and equipment, net	5,725,250	6,225,617
Right of use asset, operating lease	6,330,521	7,191,606
Other asset	13,489,980	13,755,420
Security deposits	543,699	609,426
Total assets	$278,207,316	$146,072,863

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$15,781,198	$14,670,846
Accrued expenses	13,191,197	9,882,720
Accrued payroll	2,889,593	2,220,872
Accrued distribution	1,097,223	1,068,366
Deferred revenue	13,376,709	13,652,699
Lease liability, operating lease	3,678,084	3,894,102
Lease liability, finance lease	194,831	199,237
Settlement liability	20,470,000	29,099,265
Warrant liability	-	6,499,821
Derivative liability	-	41,459,418
Total current liabilities	70,678,835	122,647,346

Long-term liabilities:
Deferred revenue, net of current portion	2,992,697	2,835,218
Lease liability, operating lease, net of current portion	3,287,889	4,049,256
Lease liability finance lease, net of current portion	82,575	129,930
Settlement liability, net of current portion	23,784,963	25,477,941
Total liabilities	100,826,959	155,139,691

Commitments and contingencies (Note 11)
Convertible and redeemable preferred stock, $0.001 par value; 11,034 shares authorized; and 0 and 5,575 shares issued and outstanding as of March 31, 2025 and December 31, 2024	-	128,576,901

Stockholders’ equity (deficit)
Convertible and redeemable preferred stock, $0.001 par value; 60,000 shares authorized; and 0 and 45,014 shares issued and outstanding as of March 31, 2025 and December 31, 2024	-	86,742,045
Class A common stock, $0.001 par value; 50,000,000 shares authorized; 39,239,297 shares issued and outstanding; Class B common stock, $0.001 par value; 940,000,000 shares authorized 88,943,084 shares issued and outstanding at March 31, 2025. Class A common stock, $0.001 par value; 20,000 Class A shares authorized; 68,127,538 Class A shares issued and outstanding at December 31, 2024; 60,000 Class B shares authorized; 0 Class B shares issued and outstanding at December 31, 2024 (1)	128,182	10
Treasury stock, 0 and 27,061,584 shares at cost, respectively	-	(14,622,222)
Additional paid-in capital	422,430,811	18,056,702
Accumulated other comprehensive income (loss)	429,542	(52,849)
Accumulated deficit	(245,608,178)	(227,767,415)
Total stockholders’ equity (deficit)	177,380,357	(137,643,729)
Total liabilities, convertible and redeemable preferred stock and stockholders’ equity (deficit)	$278,207,316	$146,072,863

(1) On March 28, 2025, the Company announced a 6,765.396 for 1 stock split, effective March 31, 2025. This stock split is reflected retroactively in all periods presented for the common shares issued and outstanding.

NEWSMAX INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	For the three months ended
	March 31,
	2025	2024
Revenues:
Service revenue	$43,735,340	$39,163,377
Product revenue	1,566,367	1,436,268
Total revenues	45,301,707	40,599,645

Cost of services	22,443,522	19,112,737
Cost of products sold	1,191,106	1,191,280
Gross profit	21,667,079	20,295,628

General and administrative expenses:
Personnel costs	10,218,359	7,182,377
Advertising costs	4,418,454	4,492,600
Professional fees	2,624,464	1,338,750
Rent and utilities	1,449,791	1,497,064
Depreciation	736,875	805,049
Other corporate matters	9,667,603	53,236,120
Other	4,124,313	2,587,012
Total general and administrative expenses	33,239,859	71,138,972

Loss from operations	(11,572,780)	(50,843,344)

Other (expense) income, net
Interest and dividend income	1,054,286	27,293
Interest expense	(6,055)	(25,785)
Unrealized gain on marketable securities	1,585,580	163,346
Other, net	(8,288,556)	(3,225)
Total other (expense) income, net	(5,654,745)	161,629

Net loss before income taxes	(17,227,525)	(50,681,715)

Income tax expense	5,000	1,972
Net loss	$(17,232,525)	$(50,683,687)

Other comprehensive income:
Unrealized gain on available for sale debt investments, net of income tax	482,391	—
Comprehensive loss	$(16,750,134)	$(50,683,687)

Weighted average common stock outstanding, basic and diluted (1)	44,895,546	41,065,954
Net loss per share attributable to common stockholders, basic and diluted	(0.49)	(1.27)

(1) On March 28, 2025, the Company announced a 6,765.396 for 1 stock split, effective March 31, 2025. This stock split is reflected retroactively in all periods presented for the common shares issued and outstanding.

NEWSMAX INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the three months ended
	March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(17,232,525)	$(50,683,687)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,540,440	1,569,239
Stock-based compensation	1,577,109
Change in fair value of warrant liability	1,824,179	-
Change in fair value of derivative liability	6,104,230	-
(Recovery of) provision for credit losses	(118,266)	(31,025)
Unrealized gain on marketable securities	(1,585,580)	(163,346)
Non-cash lease expense	889,411	848,007
Changes in operating assets and liabilities:
(Increase) decrease in assets:
Accounts receivable	(540,358)	(899,890)
Inventory	(90,331)	541,788
Prepaid expenses and other current assets	(758,633)	(704,998)
Other asset	(538,125)	-
Security deposits	65,727	(29,519)
Increase (decrease) in liabilities:
Accounts payable	577,173	(3,114,787)
Accrued expenses	4,006,055	10,651,609
Lease liabilities	(1,005,711)	(820,112)
Settlement liability	(10,322,243)	40,000,000
Deferred revenue	(118,511)	(471,103)
Net cash used in operating activities	(15,725,959)	(3,307,824)

Cash flows from investing activities:
Purchase of investments	(36,672,837)	-
Proceeds from maturity of investments	7,250,000	-
Sale of investments	-	314,039
Purchase of property and equipment	(73,077)	(85,121)
Net cash (used in) provided by investing activities	(29,495,914)	228,919

Cash flows from financing activities:
Proceeds from issuance of convertible preferred stock	87,073,000	-
Payments of issuance costs on convertible preferred stock	(6,330,778)	-
Proceeds from issuance of common stock IPO	74,250,000	-
Payments of issuance costs on common stock IPO	(6,780,143)	-

Payment of dividend	(304,930)	-
Principal payment under finance lease obligation	(19,470)	(17,486)
Net cash provided by (used in) financing activities	147,887,679	(17,486)

Net change in cash	102,665,806	(3,096,391)
Cash and cash equivalents – beginning	24,052,887	6,037,211
Cash and cash equivalents – ending	$126,718,693	$2,940,820

Supplemental disclosures of cash flow information:
Operating lease assets obtained in exchange for operating lease liabilities	$28,391	$-
Interest paid	$586	$9,795

Non-cash transactions:
Property and equipment acquired through accounts payable:	$195,722	$171,356
Non-cash financing activities:
Common stock issuance costs reclassified from prepaid expenses	$(1,798,989)	$-
Common stock issuance costs acquired through accounts payable	$(337,458)	$-
Preferred stock cancellations to be refunded	$(115,000)	$-
Accrued dividends payable	$610,139	$-
IPO funds receivable in escrow	$750,000	$-

NEWSMAX INC. AND SUBSIDIARIES
ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	For the three months ended March 31,
	2025	2024
Net loss	$(17,232,525)	$(50,683,687)
Add
Depreciation	736,875	805,049
Interest, net	(1,048,231)	(1,508)
Unrealized (gain) loss on marketable securities	(1,585,580)	(163,346)
Other corporate matters	9,667,603	53,236,120
Other, net	8,288,556	3,225
Income tax expense	5,000	1,972
Adjusted EBITDA	$(1,168,302)	$3,197,825